                                                                    EXHIBIT 99.1

                          THE WILLIAMS COMPANIES, INC.

                             LETTER OF TRANSMITTAL

                         FOR TENDER OF ALL OUTSTANDING
                      8.25% SENIOR SECURED NOTES DUE 2004
                                       OF
                    WCG NOTE TRUST AND WCG NOTE CORP., INC.
                                IN EXCHANGE FOR
                         9.25% NOTES DUE MARCH 15, 2004
                                       OF
                          THE WILLIAMS COMPANIES, INC.

              PURSUANT TO THE PROSPECTUS DATED [          ], 2002

       THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
                   NEW YORK CITY TIME, ON [          ], 2002,
                     UNLESS THE EXCHANGE OFFER IS EXTENDED.

                                      To:
              BANK ONE TRUST COMPANY, N.A. (THE "EXCHANGE AGENT")

 By Mail or Overnight Courier:         By Hand Delivery:          By Facsimile Transmission:
       1 Bank One Plaza             One North State Street,             (312) 407-8853
      Mail Code IL1-0134                   9th Floor
 Chicago, Illinois 60670-0134       Chicago, Illinois 60602           For Information or
  Attention: Exchanges Floor         Attention: Exchanges                Confirmation
Global Corporate Trust Services                                          by Telephone:
                                              or                        (800) 524-9472
                                        14 Wall Street
                                   New York, New York 10005
                                     Attention: Exchanges

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OR TRANSMISSION THEREOF TO A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES, IS AT THE RISK OF THE HOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     The undersigned acknowledges that he or she has received the Prospectus,
dated [          ], 2002 (the "Prospectus") of The Williams Companies, Inc. (the
"Company") and this Letter of Transmittal and the instructions hereto (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 9.25% Notes due March 15, 2004 for each $1,000 principal amount of outstanding 8.25% Senior Secured Notes due 2004 of WCG Note Trust and WCG Note Corp., Inc., of which $1,400,000,000 aggregate principal amount is outstanding, upon the terms and subject to the conditions set forth in the Prospectus. The term "Expiration
Date" shall mean 5:00 p.m., New York City time, on [          ], 2002, unless
the Company, in its sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended by the Company.

     For purposes of this Letter of Transmittal, the outstanding 8.25% Senior Secured Notes due 2004 of WCG Note Trust and WCG Note Corp., Inc. shall be defined as the "Outstanding Senior Secured Notes". The 9.25% Notes due March 15, 2004 of the Company registered under the Securities Act shall be defined as the "New Notes". All other capitalized terms used but not defined herein shall have the same meanings given them in the Prospectus (as defined below).

     This Letter of Transmittal is to be used either if (i) certificates representing Outstanding Senior Secured Notes are to be physically delivered to the Exchange Agent herewith by Holders, (ii) tender of Outstanding Senior Secured Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering Outstanding Senior Secured Notes" in the Prospectus, by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Outstanding Senior Secured Notes, unless an Agent's Message (as defined below) is transmitted in lieu hereof, or (iii) tender of Outstanding Senior Secured Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- Procedures for Tendering Outstanding Senior Secured Notes," unless an Agent's Message (as defined below) is transmitted in lieu hereof. Delivery of this Letter of Transmittal and any other required documents must be made to the Exchange Agent. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     The term "Holder" as used herein means any person in whose name Outstanding Senior Secured Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder or any person whose name appears on a security position listing provided by DTC as an owner of Outstanding Senior Secured Notes.

     All Holders of Outstanding Senior Secured Notes who wish to tender their Outstanding Senior Secured Notes must, prior to the Expiration Date: (1) complete, sign and deliver this Letter of Transmittal, or a facsimile thereof, to the Exchange Agent, in person or to the address set forth above, unless an Agent's Message is transmitted in lieu hereof; and (2) tender (and not withdraw) his or her Outstanding Senior Secured Notes or, if a tender of Outstanding Senior Secured Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC, confirm such book-entry transfer (a "Book-Entry Confirmation"), in each case in accordance with the procedures for tendering described in the instructions to this Letter of Transmittal. Holders of Outstanding Senior Secured Notes whose certificates are not immediately available, or who are unable to deliver their certificates or Book-Entry Confirmation and all other documents required by this Letter of Transmittal to be delivered to the Exchange Agent on or prior to the Expiration Date, must tender their Outstanding Senior Secured Notes according to the guaranteed delivery procedures set forth under the caption "The Exchange
Offer -- Procedures for Tendering Outstanding Senior Secured Notes" in the Prospectus. (See Instruction 2.)

     Upon the terms and subject to the conditions of the Exchange Offer, the acceptance for exchange of the Outstanding Senior Secured Notes validly tendered and not withdrawn and the issuance of the New Notes will be made promptly following the Expiration Date. For the purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered Outstanding Senior Secured Notes when, as and if the Company has given oral (promptly confirmed in writing) or written notice thereof to the Exchange Agent.

     The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. THE INSTRUCTIONS INCLUDED IN THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS, THIS LETTER OF TRANSMITTAL AND THE NOTICE OF GUARANTEED DELIVERY MAY BE DIRECTED TO THE EXCHANGE AGENT. (SEE INSTRUCTION 12 HEREIN.)

     HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OUTSTANDING SENIOR SECURED NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY AND COMPLY WITH ALL OF ITS TERMS, UNLESS AN AGENT'S MESSAGE IS TRANSMITTED IN LIEU HEREOF.

     List below the Outstanding Senior Secured Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Principal Amounts should be listed on a separate signed schedule, attached hereto. The minimum permitted tender is $1,000 in principal amount of Outstanding Senior Secured Notes. All other tenders must be in integral multiples of $1,000.


                                 DESCRIPTION OF 8.25% SENIOR SECURED NOTES DUE 2004
    NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)*                  (A)               AGGREGATE PRINCIPAL AMOUNT
               (PLEASE FILL IN, IF BLANK)                    CERTIFICATE NUMBER(S)*    TENDERED (IF LESS THAN ALL)**

                                                            TOTAL PRINCIPAL AMOUNT OF
                                                            OUTSTANDING SENIOR SECURED
                                                            NOTES TENDERED

 * Need not be completed by book-entry holders.

** Need not be completed by Holders who wish to tender with respect to all Outstanding Senior Secured Notes listed. A Holder will be deemed to have tendered all of such Holders' Outstanding Senior Secured Notes if no lesser amount is indicated. Outstanding Senior Secured Notes tendered hereby must be in denominations of principal amount of $1,000 and integral multiples thereof.

              PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

                       SPECIAL REGISTRATION INSTRUCTIONS
                        (SEE INSTRUCTIONS 4, 5, 6 AND 7)

     To be completed ONLY if certificates for Outstanding Senior Secured Notes in a principal amount not tendered, or New Notes issued in exchange for Outstanding Senior Secured Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or if Outstanding Senior Secured Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated on the following page.

Issue Outstanding Senior Secured Notes and/or New Notes certificate(s) to:

Name
     --------------------------------------------------------------------------
                                    (PLEASE PRINT)

-------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address
        -----------------------------------------------------------------------

-------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

-------------------------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

[ ] Credit unexchanged Outstanding Senior Secured Notes delivered by book-entry transfer to the DTC account set forth below:
-------------------------------------------------------------------------------
                              (DTC ACCOUNT NUMBER)

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 4, 5, 6 AND 7)

     To be completed ONLY if certificates for Outstanding Senior Secured Notes in a principal amount not tendered, or New Notes issued in exchange for Outstanding Senior Secured Notes accepted for exchange, are to be delivered to someone other than the undersigned.

Deliver Outstanding Senior Secured Notes and/or New Notes certificate(s) to:

Name
     --------------------------------------------------------------------------
                                    (PLEASE PRINT)

-------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address
        -----------------------------------------------------------------------

-------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

-------------------------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU HEREOF (TOGETHER WITH THE CERTIFICATE(S) FOR OUTSTANDING SENIOR SECURED NOTES OR A CONFIRMATION OF BOOK-ENTRY TRANSFER OF SUCH OUTSTANDING SENIOR SECURED NOTES AND ALL OTHER REQUIRED DOCUMENTS) OR, IF GUARANTEED DELIVERY PROCEDURES ARE TO BE COMPLIED WITH, A NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

[ ] CHECK HERE IF OUTSTANDING SENIOR SECURED NOTES ARE BEING DELIVERED BY DTC TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE
     FOLLOWING:

    Name of Tendering
    Institution --------------------------------------------------

    Account Number
                  --------------------------------------------------------------

    Transaction Code Number
                           -----------------------------------------------------

Holders whose Outstanding Senior Secured Notes are not immediately available or who cannot deliver their Outstanding Senior Secured Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date may tender their Outstanding Senior Secured Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering Outstanding Senior Secured Notes." (See Instruction 2.)

[ ] CHECK HERE IF OUTSTANDING SENIOR SECURED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of tendering
    Holder(s) --------------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery
                                                      --------------------------

    Name of Institution which Guaranteed Delivery
                                                 -------------------------------

    Transaction Code Number
                           -----------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to The Williams Companies, Inc. (the "Company") the principal amount of Outstanding Senior Secured Notes indicated above.

     Subject to and effective upon the acceptance for exchange of the principal amount of Outstanding Senior Secured Notes tendered hereby in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Outstanding Senior Secured Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company and as Trustee and Registrar under the indenture governing the New Notes) with respect to the tendered Outstanding Senior Secured Notes with full power of substitution (such power of attorney being deemed an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver certificates for such Outstanding Senior Secured Notes to the Company or transfer ownership of such Outstanding Senior Secured Notes on the account books maintained by DTC, together, in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (ii) present such Outstanding Senior Secured Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding Senior Secured Notes, all in accordance with the terms and conditions of the Exchange Offer.

     The undersigned understands and agrees that the Company reserves the right not to accept tendered Outstanding Senior Secured Notes from any tendering holder if the Company determines, in its sole and absolute discretion, that certain conditions precedent, as set forth in the Prospectus under the caption "The Exchange Offer -- Conditions to the Exchange Offer," have not been satisfied.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Outstanding Senior Secured Notes tendered hereby and to acquire New Notes issuable upon the exchange of such tendered Outstanding Senior Secured Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed to be necessary or desirable by the Exchange Agent or the Company in order to complete the exchange, assignment and transfer of tendered Outstanding Senior Secured Notes or transfer of ownership of such Outstanding Senior Secured Notes on the account books maintained by a book-entry transfer facility.

     The undersigned understands and acknowledges that the Company reserves the right in its sole discretion to purchase or make offers for any Outstanding Senior Secured Notes that remain outstanding subsequent to the Expiration Date or, as set forth in the Prospectus under the caption "The Exchange
Offer -- Procedures for Tendering Outstanding Senior Secured Notes," to terminate the Exchange Offer and, to the extent permitted by applicable law, purchase Outstanding Senior Secured Notes in the open market, in privately negotiated transactions or otherwise. The terms of any such purchases or offers could differ from the terms of the Exchange Offer.

     The undersigned understands that the Company may accept the undersigned's tender by delivering oral (promptly confirmed in writing) or written notice of acceptance to the Exchange Agent, at which time the undersigned's right to withdraw such tender will terminate. For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Outstanding Senior Secured Notes when, as and if the Company has given oral (which shall be promptly confirmed in writing) or written notice thereof to the Exchange Agent.

     The undersigned understands that tenders of Outstanding Senior Secured Notes pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering Outstanding

Senior Secured Notes" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

     The undersigned acknowledges that the Exchange Offer is subject to the more detailed terms set forth in the Prospectus and, in case of any conflict between the terms of the Prospectus and this Letter of Transmittal, the Prospectus shall prevail.

     If any tendered Outstanding Senior Secured Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Outstanding Senior Secured Notes will be returned (except as noted below with respect to tenders through DTC), at the Company's cost and expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns. This tender may be withdrawn only in accordance with the procedures set forth in this Letter of Transmittal.

     Unless otherwise indicated under "Special Registration Instructions," please issue the certificates representing the New Notes issued in exchange for the Outstanding Senior Secured Notes accepted for exchange and return any certificates for Outstanding Senior Secured Notes not tendered or not exchanged, in the name(s) of the undersigned (or, in either such event in the case of Outstanding Senior Secured Notes tendered by DTC, by credit to the account of the undersigned at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the New Notes issued in exchange for the Outstanding Senior Secured Notes accepted for exchange and any certificates for Outstanding Senior Secured Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s), unless, in either event, tender is being made through DTC. In the event that both "Special Registration Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Notes issued in exchange for the Outstanding Senior Secured Notes accepted for exchange in the name(s) of, and return any certificates for Outstanding Senior Secured Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned understands that the Company has no obligations pursuant to the "Special Registration Instructions" or "Special Delivery Instructions" to transfer any Outstanding Senior Secured Notes from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Outstanding Senior Secured Notes so tendered.

     Holders who wish to tender the Outstanding Senior Secured Notes and (i) whose Outstanding Senior Secured Notes are not immediately available or (ii) who cannot deliver their Outstanding Senior Secured Notes, this Letter of Transmittal or an Agent's Message in lieu hereof or any other documents required hereby to the Exchange Agent prior to the Expiration Date, may tender their Outstanding Senior Secured Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering Outstanding Senior Secured Notes." (See Instruction 2.)

                        PLEASE SIGN HERE WHETHER OR NOT
     OUTSTANDING SENIOR SECURED NOTES ARE BEING PHYSICALLY TENDERED HEREBY
                    AND WHETHER OR NOT TENDER IS TO BE MADE
                 PURSUANT TO THE GUARANTEED DELIVERY PROCEDURES

     This Letter of Transmittal must be signed by the registered holder(s) as their name(s) appear on the Outstanding Senior Secured Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security listing as the owner of Outstanding Senior Secured Notes, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Outstanding Senior Secured Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. (See Instruction 4.)

X
-------------------------------------------------    ---------------------------------------------
                                                                          DATE
X
-------------------------------------------------    ---------------------------------------------
SIGNATURE(S) OF HOLDER(S) OR AUTHORIZED SIGNATORY                         DATE

Name(s):                                             Address:
        -----------------------------------------            -------------------------------------

-------------------------------------------------    ---------------------------------------------
              (PLEASE PRINT)                                     (INCLUDING ZIP CODE)

Capacity:                                            Area Code and Telephone Number:
         ----------------------------------------                                   --------------

Social Security No.:
                    -----------------------------

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

                    SIGNATURE GUARANTEE (SEE INSTRUCTION 1)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

--------------------------------------------------------------------------------
             (Name Of Eligible Institution Guaranteeing Signatures)

--------------------------------------------------------------------------------
  (Address (Including Zip Code) And Telephone Number (Including Area Code) Of
                                     Firm)

--------------------------------------------------------------------------------
                             (Authorized Signature)

--------------------------------------------------------------------------------
                                 (Printed Name)

--------------------------------------------------------------------------------
                                    (Title)

Date:
     --------------------------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. Guarantee of Signatures. Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Senior Secured Notes tendered herewith and such holder(s) have not completed the box set forth herein entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" or (b) such Outstanding Senior Secured Notes are tendered for the account of an Eligible Institution. (See Instruction 6.) Otherwise, all signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution"). All signatures on bond powers and endorsements on certificates must also be guaranteed by an Eligible Institution.

     2. Delivery of this Letter of Transmittal and Outstanding Senior Secured Notes. Certificates for all physically delivered Outstanding Senior Secured Notes or confirmation of any book-entry transfer to the Exchange Agent at DTC of Outstanding Senior Secured Notes tendered by book-entry transfer, as well as, in each case (including cases where tender is affected by book-entry transfer), a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof or an Agent's Message in lieu thereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date.

     The method of delivery of the tendered Outstanding Senior Secured Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and the delivery will be deemed made only when actually received by the Exchange Agent. If Outstanding Senior Secured Notes are sent by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery. No Letter of Transmittal or Outstanding Senior Secured Notes should be sent to the Company.

     The Exchange Agent will make a request to establish an account with respect to the Outstanding Senior Secured Notes at DTC for purposes of the Exchange Offer within two business days after receipt of this Letter of Transmittal, and any financial institution that is a participant in DTC may make book-entry delivery of Outstanding Senior Secured Notes by causing DTC to transfer such Outstanding Senior Secured Notes into the Exchange Agent's account at DTC in accordance with DTC's procedures for transfer. However, although delivery of Outstanding Senior Secured Notes may be effected through book-entry transfer at DTC, the Letter of Transmittal, with any required signature guarantees or an Agent's Message (as defined below) in connection with a book-entry transfer and any other required documents, must, in any case, be transmitted to and received by the Exchange Agent at the address specified on the cover page of the Letter of Transmittal on or prior to the Expiration Date or the guaranteed delivery procedures described below must be complied with.

     A Holder may tender Outstanding Senior Secured Notes that are held through DTC by transmitting its acceptance through DTC's Automatic Tender Offer Program, for which the transaction will be eligible, and DTC will then edit and verify the acceptance and send an Agent's Message to the Exchange Agent for its acceptance. The term "Agent's Message" means a message transmitted by DTC to, and received by, the Exchange Agent and forming part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from each participant in DTC tendering the Outstanding Senior Secured Notes and that such participant has received the Letter of Transmittal and agrees to be bound by the terms of the Letter of Transmittal and the Company may enforce such agreement against such participant.

     Holders who wish to tender their Outstanding Senior Secured Notes and (i) whose Outstanding Senior Secured Notes are not immediately available, or (ii) who cannot deliver their Outstanding Senior Secured Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date or comply with book-entry transfer procedures on a timely basis must tender their Outstanding Senior Secured Notes according to the guaranteed delivery procedures set forth in the Prospectus. See "Exchange
Offer -- Procedures for Tendering Outstanding Senior Secured Notes." Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution; (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, overnight courier, mail or hand delivery) setting forth the name and address of the Holder of the Outstanding Senior Secured Notes, the certificate number or numbers of such Outstanding Senior Secured Notes and the principal amount of Outstanding Senior Secured Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile hereof or an Agent's Message in lieu hereof) together with the certificate(s) representing the Outstanding Senior Secured Notes and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or facsimile hereof or an Agent's Message in lieu hereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Outstanding Senior Secured Notes in proper form for transfer (or a confirmation of book-entry transfer of such Outstanding Senior Secured Notes into the Exchange Agent's account at DTC), must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date, all in the manner provided in the Prospectus under the caption "The Exchange
Offer -- Procedures for Tendering Outstanding Senior Secured Notes." Any Holder who wishes to tender his Outstanding Senior Secured Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Outstanding Senior Secured Notes according to the guaranteed delivery procedures set forth above.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Outstanding Senior Secured Notes, and withdrawal of tendered Outstanding Senior Secured Notes will be determined by the Company in its sole discretion, which determination will be final and binding. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof or an Agent's Message in lieu hereof), shall waive any right to receive notice of the acceptance of the Outstanding Senior Secured Notes for exchange. The Company reserves the absolute right to reject any and all Outstanding Senior Secured Notes not properly tendered or any Outstanding Senior Secured Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Outstanding Senior Secured Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Senior Secured Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent, the dealer managers nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Outstanding Senior Secured Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Outstanding Senior Secured Notes will not be deemed to have been made until such defects or irregularities have been cured to the Company's satisfaction or waived. Any Outstanding Senior Secured Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders pursuant to the Company's determination, unless otherwise provided in this Letter of Transmittal as soon as practicable following the Expiration Date. The Exchange Agent has no fiduciary duties to the Holders with respect to the Exchange Offer and is acting solely on the basis of directions of the Company.

     3. Inadequate Space. If the space provided is inadequate, the certificate numbers and/or the number of Outstanding Senior Secured Notes should be listed on a separate signed schedule attached hereto.

     4. Tender by Holder. Only a Holder of Outstanding Senior Secured Notes may tender such Outstanding Senior Secured Notes in the Exchange Offer. Any beneficial owner of Outstanding Senior Secured Notes who is not the registered Holder and who wishes to tender should arrange with such registered holder to execute and deliver this Letter of Transmittal on such beneficial owner's behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Outstanding Senior Secured Notes, either make appropriate arrangements to register ownership of the Outstanding Senior Secured Notes in such beneficial owner's name or obtain a properly completed bond power from the registered holder or properly endorsed certificates representing such Outstanding Senior Secured Notes.

     5. Partial Tenders; Withdrawals. Tenders of Outstanding Senior Secured Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Outstanding Senior Secured Note is tendered, the tendering Holder should fill in the principal amount tendered in the third column of the box entitled "Description of 8.25% Senior Secured Notes due 2004" above. The entire principal amount of any Outstanding Senior Secured Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Outstanding Senior Secured Notes is not tendered, then Outstanding Senior Secured Notes for the principal amount of Outstanding Senior Secured Notes not tendered and a certificate or certificates representing New Notes issued in exchange for any Outstanding Senior Secured Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the "Special Delivery Instructions" box above on this Letter of Transmittal or unless tender is made through DTC, promptly after the Outstanding Senior Secured Notes are accepted for exchange.

     Except as otherwise provided herein, tenders of Outstanding Senior Secured Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. To withdraw a tender of Outstanding Senior Secured Notes in the Exchange Offer, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Outstanding Senior Secured Notes to be withdrawn (the "Depositor"), (ii) identify the Outstanding Senior Secured Notes to be withdrawn (including the certificate number or numbers and principal amount of such Outstanding Senior Secured Notes, or, in the case of Outstanding Senior Secured Notes transferred by book-entry transfer the name and number of the account at DTC to be credited), (iii) be signed by the Depositor in the same manner as the original signature on the Letter of Transmittal by which such Outstanding Senior Secured Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Registrar with respect to the Outstanding Senior Secured Notes register the transfer of such Outstanding Senior Secured Notes into the name of the person withdrawing the tender and (iv) specify the name in which any such Outstanding Senior Secured Notes are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Outstanding Senior Secured Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Outstanding Senior Secured Notes so withdrawn are validly retendered. Any Outstanding Senior Secured Notes which have been tendered but which are not accepted for exchange by the Company will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Outstanding Senior Secured Notes may be retendered by following one of the procedures described in the Prospectus under "The Exchange Offer -- Procedures for Tendering Outstanding Senior Secured Notes" at any time prior to the Expiration Date.

     6. Signatures on the Letter of Transmittal; Bond Powers and
Endorsements. If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Outstanding Senior Secured Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Outstanding Security without alteration, enlargement or any change whatsoever.

     If any of the Outstanding Senior Secured Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If a number of Outstanding Senior Secured Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many copies of this Letter of Transmittal as there are different registrations of Outstanding Senior Secured Notes.

     If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder or Holders (which term, for the purposes described herein, shall include a person whose name appears on a DTC security listing as the owner of the Outstanding Senior Secured Notes) of Outstanding Senior Secured Notes tendered and the certificate or certificates for New Notes issued in exchange therefor is to be issued (or any untendered principal amount of Outstanding Senior Secured Notes to be reissued) to the registered Holder, then such Holder need not and should not endorse any tendered Outstanding Senior Secured Notes, nor provide a separate bond power. In any other case, such Holder must either properly endorse the Outstanding Senior Secured Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder or Holders of any Outstanding Senior Secured Notes listed, such Outstanding Senior Secured Notes must be endorsed or accompanied by appropriate bond powers in each case signed as the name of the registered Holder or Holders appears on the Outstanding Senior Secured Notes.

     If this Letter of Transmittal (or facsimile hereof) or any Outstanding Senior Secured Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

     Endorsements on Outstanding Senior Secured Notes or signatures on bond powers required by this Instruction 6 must be guaranteed by an Eligible Institution.

     7. Special Registration and Delivery Instructions. Tendering Holders should indicate, in the applicable box or boxes, the name and address to which New Notes or substitute Outstanding Senior Secured Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

     8. Backup Federal Income Tax Withholding and Substitute Form W-9. Under the federal income tax laws, payments that may be made by the Company on account of New Notes issued pursuant to the Exchange Offer may be subject to backup withholding. In order to avoid such backup withholding, each tendering holder should complete and sign the Substitute Form W-9 included in this Letter of Transmittal and either (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct and that (i) the holder has not been notified by the Internal Revenue Service (the "IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Payee Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I, the Company (or the Paying Agent under the indenture governing the New Notes) shall retain a portion of payments made to the tendering holder during the sixty-day period following the date of the Substitute Form W-9. If the Holder furnishes the Exchange Agent or the Company with its TIN within sixty days after the date of the Substitute Form W-9, the Company (or the Paying Agent) shall remit such amounts retained during the sixty-day period to the Holder and no further amounts shall be retained or withheld from payments made to the Holder thereafter. If, however, the Holder has not provided the Exchange Agent or the Company with its TIN within such sixty-day period, the Company (or the Paying Agent) shall remit such previously retained amounts to the IRS as backup withholding. In general, if a Holder is an individual, the TIN is the Social Security number of such individual. If the Exchange Agent or the Company are not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the IRS. Certain Holders (including, among others, certain corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such Holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9

(including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Outstanding Senior Secured Notes are registered in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

     Failure to complete the Substitute Form W-9 will not, by itself, cause Outstanding Senior Secured Notes to be deemed invalidly tendered, but may require the Company (or the Paying Agent) to withhold a portion of the amount of any payments made on account of the New Notes. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

     9. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the exchange of Outstanding Senior Secured Notes pursuant to the Exchange Offer. If, however, certificates representing New Notes or Outstanding Senior Secured Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered in the name of, any person other than the registered holder of the Outstanding Senior Secured Notes tendered hereby, or if tendered Outstanding Senior Secured Notes are registered in the name of a person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Outstanding Senior Secured Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder. See the Prospectus under "The Exchange Offer -- Transfer Taxes."

     Except as provided in this Instruction 9, it will not be necessary for transfer tax stamps to be affixed to the Outstanding Senior Secured Notes listed in this Letter of Transmittal.

     10. Waiver of Conditions. The Company reserves the right, in its sole discretion, to amend, waive or modify specified conditions in the Exchange Offer in the case of any Outstanding Senior Secured Notes tendered.

     11. Mutilated, Lost, Stolen or Destroyed Outstanding Senior Secured Notes. Any tendering Holder whose Outstanding Senior Secured Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

     12. Requests for Assistance or Additional Copies. Requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. A Holder may also contact Salomon Smith Barney Inc., Banc of America Securities LLC or J.P. Morgan Securities Inc., the dealer managers for the Exchange Offer, at the addresses and telephone numbers set forth below, or such Holder's broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

                The Dealer Managers for the Exchange Offer are:

                           SALOMON SMITH BARNEY INC.
                        390 Greenwich Street, 4th Floor
                            New York, New York 10013
                        Attn: Liability Management Group
                           Toll Free: (800) 558-3745

        BANC OF AMERICA SECURITIES LLC                  J.P. MORGAN SECURITIES INC.
            100 North Tryon Street                            270 Park Avenue
                  8th Floor                               New York, New York 10017
       Charlotte, North Carolina 28255                      Attn.: Akis Psarris
          Attn: Liability Management                  (866) 834-4666 (call toll free)
       (866) 475-9886 (call toll free)

                           IMPORTANT TAX INFORMATION

     Under federal income tax laws, a Holder whose tendered Outstanding Senior Secured Notes are accepted for payment is required to provide the Exchange Agent (as payer) with such Holder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the IRS, and payments made pursuant to the Exchange Offer may be subject to backup withholding.

     Certain Holders (including, among others, certain corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     If backup withholding applies, the Exchange Agent is required to withhold a portion of any payments made to the Holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments made with respect to the Exchange Offer, the Holder is required to provide the Exchange Agent with either: (i) the Holder's correct TIN by completing the Substitute Form W-9 below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (A) the Holder has not been notified by the IRS that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (B) the IRS has notified the Holder that the Holder is no longer subject to backup withholding or (ii) an adequate basis for exemption.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered Holder of the Outstanding Senior Secured Notes. If the Outstanding Senior Secured Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 8)

                                                      Department of the Treasury
                                                        INTERNAL REVENUE SERVICE

--------------------------------------------------------------------------------------------------------------------
                                     PAYER'S NAME: THE WILLIAMS COMPANIES, INC.
--------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE               PART I -- Taxpayer Identification Number (TIN)
                                                                                     Social Security Number
 FORM W-9                 Enter your TIN in the appropriate box. For          ------------------------------------
 DEPARTMENT OF            individuals, this is your social security number                     or
 THE TREASURY             (SSN). For sole proprietors, see the instructions      Employer Identification Number
 INTERNAL REVENUE         in the enclosed Guidelines. For other entities, it  ------------------------------------
 SERVICE                  is your employer identification number (EIN). If
                          you do not have a number, see How to Get a TIN in
 REQUEST FOR TAXPAYER     the enclosed Guidelines.
 IDENTIFICATION NUMBER
 AND CERTIFICATION        NOTE: If the account is in more than one name, see
                          the chart on page 2 of the enclosed Guidelines for
                          instructions on whose number to enter.
                         ------------------------------------------------------------------------------------------
                          PART II -- For Payees Exempt from Backup Withholding
                          (See Part II instructions in the enclosed Guidelines)
--------------------------------------------------------------------------------------------------------------------
 PART III -- Certification -- UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
 (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
 Signature ------------------------------                                                  Date --------------------
--------------------------------------------------------------------------------------------------------------------

CERTIFICATION INSTRUCTIONS.--You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, the acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN.

         CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the payer, a portion of all payments made to me on account of the New Notes shall be retained until I provide a Taxpayer Identification Number to the payer and that, if I do not provide my Taxpayer Identification Number within sixty days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and a portion of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a Taxpayer Identification Number.

-----------------------------------------       -----------------------------------------
                SIGNATURE                                         DATE

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF A PORTION OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE NEW NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.